AMENDMENT NO. 1
                                    TO
                                BONTANG III
                            PRODUCERS AGREEMENT


                                                                Dated as of
                                                               May 31, 1988


Train-E Finance Co., Ltd.
as Tranche A Lender


The Industrial Bank of Japan
  Trust Company
245 Park Avenue
New York, New York  10167


As Agent for the Tranche B Lenders under the Bontang III Loan Agreement dated as of February 9, 1988, among (a) Continental Bank International, as trustee (the "Trustee") under the Bontang III Trustee and Paying Agent Agreement among it and Perusahaan Pertambangan Minyak Dan Gas Bumi Negara, Roy M. Huffington, Inc., Huffington Corporation, Virginia International Company, Virginia Indonesia Company, Ultramar Indonesia Limited, Union Texas East Kalimantan Limited, Universe Tankships, Inc., Total Indonesie, Unocal Indonesia, Ltd., and Indonesia Petroleum, Ltd. (the "Producers"), dated as of February 9, 1988 (the "Trust Agreement"), and (b) Train-E Finance Co., Ltd., as Tranche A Lender; the lead managers and Tranche B Lenders parties to said loan agreement; and The Industrial Bank of Japan Trust Company as Agent for the Tranche B Lenders under said loan agreement (the "Loan Agreement").

Dear Sirs:

     Reference is made to the Bontang III Producers Agreement among us dated as of February 9, 1988 (the "Producers Agreement").

     1. Section 1.11 of the Producers Agreement is hereby amended by inserting the following at the end of such Section as new subparagraphs (f) and (g) thereof:

          "(f) For the purposes of this Section 1.11 only, the term "Bontang Plant" is used with the meaning defined in the Loan Agreement - except that the following are expressly excepted and excluded from the items included in such definition: property outside the perimeter fence (other than the feed gas knock out drums which are in a separately fenced area to the west of the main plant, which are included in such definition); land acquisition, site preparation, grading and infilling; roads, gates and fences; foundations other than parts exposed at or above grade level; pilings; underground pipes, sewers and drains; LNG and LPG loading docks other than the equipment and superstructures thereon; cooling water intakes other than the equipment thereon; cargo docks and navigational aids located offshore; moveables other than spare parts; fresh water systems, outfall canals and diversion dikes; and temporary electrical and communications equipment.

          (g) In determining the "full replacement value" of the Bontang Plant pursuant to Section 1.11(b)(i), the cost of the following shall be excluded: all basic engineering and part of detail engineering to the extent that existing drawings and specifications are expected to be available and will be used in a reinstatement; all dredging work; water wells; all major excavation work and the use of heavy earth moving equipment; and surplus materials in excess of 5% of required quantities."

     2. The Lenders by their execution and delivery of this Amendment hereby acknowledge their acceptance of Robins, Davis & Little International as the independent appraisers for the determination of the replacement value of the LNG Plant as required by Section 1.11(b)(i) of the Producers Agreement as amended hereby.

     3. Except as amended hereby, the Producers Agreement remains unchanged and in full force and effect. The capitalized terms not otherwise defined herein have the same meanings as provided in the Producers Agreement.

     4.   THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.

     The undersigned Producers have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date hereof.

                              PERUSAHAAN PERTAMBANGAN MINYAK
                              DAN GAS BUMI NEGARA (PERTAMINA)


                              By                        /S/
                              Name:
                              Title:








                              ROY M. HUFFINGTON, INC.


                              By                     /S/
                              Name:
                              Title:



                              HUFFINGTON CORPORATION


                              By                     /S/
                              Name:
                              Title:



                              VIRGINIA INTERNATIONAL COMPANY


                              By                     /S/
                              Name:
                              Title:



                              ULTRAMAR INDONESIA LIMITED


                              By                     /S/
                              Name:
                              Title:



                              VIRGINIA INDONESIA COMPANY


                              By                     /S/
                              Name:
                              Title:





                              UNION TEXAS EAST KALIMANTAN
                              LIMITED


                              By                     /S/
                              Name:
                              Title:



                              UNIVERSE TANKSHIPS, INC.


                              By                     /S/
                              Name:
                              Title:



                              TOTAL INDONESIE


                              By                     /S/
                              Name:
                              Title:



                              UNOCAL INDONESIA, LTD.


                              By                     /S/
                              Name:
                              Title:



                              INDONESIA PETROLEUM, LTD.


                              By                     /S/
                              Name:
                              Title:



Accepted:

     TRAIN-E FINANCE CO., LTD., AS
     TRANCHE A LENDER


     By                      /S/
     Name:
     Title:



     THE INDUSTRIAL BANK OF JAPAN
     TRUST COMPANY, AS AGENT


     By                      /S/
     Name:
     Title:



     THE INDUSTRIAL BANK OF JAPAN
     TRUST COMPANY, ON BEHALF OF THE
     TRANCHE B LENDERS


     By                     /S/
     Name:
     Title: